Exhibit 10.8
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            MERGER AGREEMENT OF BANKFIRST 401(K) PROFIT SHARING PLAN
                                       AND
        FIRST NATIONAL BANK AND TRUST COMPANY 401(K) PROFIT SHARING PLAN

BankFirst ("BankFirst") makes this Qualified Plan Merger Agreement ("Merger Agreement") in its capacity as Plan Sponsor of the BankFirst 401(k) Profit Sharing Plan ("BankFirst Plan"), with First National Bank and Trust Company ("First National") in its capacity as Plan Sponsor of the First National Bank and Trust Company 401(k) Profit Sharing Plan ("First National Plan").

                                   WITNESSETH:

      WHEREAS, BankFirst Corporation, the holding company for BankFirst, acquired First Franklin Bancshares Incorporated, the holding company for First National and both BankFirst and First National are members of the same control group of corporations for Internal Revenue Code employee benefit purposes; and

      WHEREAS, BankFirst sponsors the BankFirst Plan and First National sponsors the First National Plan; and

      WHEREAS, effective January 1, 2000, BankFirst Corporation will become the Plan Sponsor and Plan Administrator of the BankFirst Plan, and all employees of BankFirst and First National will become employees of BankFirst Corporation by transfer and will be covered by the BankFirst Plan which will then be sponsored by BankFirst Corporation;

      WHEREAS, the parties wish to merge the qualified plan assets and benefit obligations of the First National Plan into the BankFirst Plan as of December 31, 1999;

      WHEREAS, under the BankFirst Plan and the First National Plan, the Plan Sponsor of each Plan has authority to enter into Merger Agreements and to accept the transfer of Plan assets, or to transfer Plan assets, as a party to any such agreement; and

      WHEREAS,   the  Plan  Sponsors  deem  it  in  the  best  interest  of  the administration of the BankFirst Plan and the First National Plan to merge the First National Plan into the BankFirst Plan; and

      NOW THEREFORE, for and in consideration of the premises, BankFirst, acting in its respective capacity on behalf of the BankFirst Plan, and First National, acting in its respective capacity on behalf of the First National Plan, hereby agree as follows:

      (1) TRANSFER OF ASSETS. The First National Plan Trustee shall transfer and assign directly to the BankFirst Plan Trustee all First National Plan assets and associated benefit obligations under the First National Plan into the BankFirst Plan as of the Effective Date.

      (2) HOLDING AND INVESTMENT OF ASSETS. The BankFirst Plan Trustee shall hold, invest, administer and distribute the First National Plan assets merged into the BankFirst Plan in accordance with the terms of the BankFirst Plan and its funding policy.

      (3) SERVICE FOR PREDECESSOR EMPLOYER. For purposes of eligibility, participation, vesting and benefit accrual under the BankFirst Plan, all First National Employees, in accordance with Code ss.ss. 414(a)(1) and 414(1)(1), shall receive credit for years of service with First National under the BankFirst Plan.

      (4) PARTICIPANTS' ACCOUNTS. With respect to the account balance of any First National Plan Participant under the BankFirst Plan, the following conditions shall apply:

            (a) Immediately after the merger, First National Employees shall have balances in the BankFirst Plan equal to the sum of the account balances the Employees had in the First National Plan immediately prior to the transfer;

            (b)  The  transfer  of  the  Accounts   shall  not   eliminate   any
Code ss. 411(d)(6) protected benefit provided by the First National Plan; and


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            (c) Unless and until the  Employees'  Accounts  under the  BankFirst
Plan are 100% nonforfeitable, the BankFirst Trustee shall maintain separate accounts for the First National Employees to reflect properly the different percentages of vesting the First National Employees may have in their Accounts prior to the merger. All First National Plan Participants on the Effective Date of the Merger shall continue to be subject to the 5-year step vesting schedule existing under the First National Plan prior to the Effective Date. First National Employees as of the Effective Date shall vest in their BankFirst Plan accounts based on service with both BankFirst Corporation and First National.

            (d) Beginning January 1, 2000, the matching contribution for all Participants shall be a discretionary amount determined annually by BankFirst Corporation, allocated $1 for $1 up to 4% of Compensation. BankFirst Plan participants as of December 31, 1999, shall accrue benefits only in accordance with the terms of the BankFirst Plan for Plan Year 1999. First National Plan Participants as of December 31, 1999, shall accrue benefits only in accordance with the First National Plan for Plan Year 1999.

      (5) BINDING EFFECT. The terms and conditions of this Merger Agreement shall bind the Trustees (and successors) of the BankFirst Plan and of the First National Plan and shall operate as if fully set forth within the BankFirst Plan and within the First National Plan.

      (6) EFFECTIVE DATE. The merger of the account balances of the First National Plan into the BankFirst Plan shall take place after the last payroll on December 31, 1999.

      IN WITNESS WHEREOF, BankFirst has signed the Agreement in its respective fiduciary capacity on behalf of the BankFirst Plan and First National has signed this Agreement in its respective fiduciary capacity on behalf of First National Plan on this 30th day of December, 1999.

                           BankFirst


                           By:  /s/ C. David Allen
                              -----------------------------------------
                                    C. David Allen

                           Its:  S.V.P.


                           First National Bank and Trust Company


                           By:  /s/ John W. Perdue
                              -----------------------------------------
                                    John W. Perdue

                           Its:  President

                Merger Agreement Approved as to Form and Purpose



BankFirst Trust Company, as Trustee of the
BankFirst 401(k) Profit Sharing Plan


By:  /s/ Michael L. Bevins
     --------------------------------
         Michael L. Bevins

Its:  President



BankFirst Trust Company, as Trustee of the
First National Bank and Trust Company 401(k)
Profit Sharing Plan

By:  /s/ Michael L. Bevins
    ---------------------------------
         Michael L. Bevins

Its:  President